Exhibit 23.4

I, Randy O. Burden, consent to being named as a person to be appointed as director of Admiralty Bancorp, Inc. in the registration statement on Form SB-2 to be filed by Admiralty Bancorp, Inc.



Dated:  September 15, 2000                  /s/ Randy O. Burden
                                            -------------------
                                            Randy O. Burden